Exhibit 99.2

NOTICE OF PARTIAL REDEMPTION

SUBURBAN PROPANE PARTNERS, L.P.

SUBURBAN ENERGY FINANCE CORP.

7 3/8% SENIOR NOTES DUE 2021

(CUSIP Number 864486 AG0)

NOTICE IS HEREBY GIVEN, pursuant to Section 10.04 of the Indenture, dated as of August 1, 2012 (the “Indenture”), among Suburban Propane Partners, L.P. (“Suburban”), Suburban Energy Finance Corp. (“Suburban Finance” and, together with Suburban, the “Issuers”), and The Bank of New York Mellon, as trustee (the “Trustee”) and paying agent (the “Paying Agent”), pertaining to the 7 3/8% Senior Notes due 2021 (the “Notes”), that the Issuers have elected to redeem $133.4 million in aggregate principal amount of the Notes outstanding. Capitalized terms used but not defined in this Notice of Partial Redemption shall have the meanings ascribed thereto in the Indenture.

The details of the partial redemption are as follows:

1.	The redemption date of the Notes is August 2, 2013 (the “Redemption Date”).

2.	The redemption price (the “Redemption Price”) is 107.375% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to the Redemption Date.

3.	The Notes will be redeemed in part as follows: $133.4 million aggregate principal amount of the $503.4 million currently outstanding Notes are to be redeemed.

4.	Pursuant to Section 10.03 of the Indenture, selection of the Notes for redemption will be made by the Trustee on a pro rata basis, by lot or by such other method as the Trustee shall deem to be fair and appropriate; provided that, as long as the Notes are held through The Depository Trust Company (“DTC”), DTC will select Notes for redemption in accordance with its procedures. No Notes of $2,000 or less in principal amount shall be redeemed in part.

5.	The name and address of the Paying Agent is:

First Class/Registered/Certified:	Express Delivery Only:	By Hand Only:
The Bank of New York Mellon P.O. Box 396 East Syracuse, NY 13057 Attn: Debt Processing Unit (ACT)	The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057 Attn: Corporate Trust Window	The Bank of New York Mellon 111 Sanders Creek Parkway East Syracuse, NY 13057 Attn: Corporate Trust Window

6.	Notes called for redemption must be surrendered to the Paying Agent to collect the Redemption Price.

7.	Upon surrender of each such Notes, a new Note or Notes in principal amount equal to the unredeemed portion of the original Note shall be issued in the name of the Holder thereof upon cancellation of the original Note, or, in the case of Notes providing appropriate space for such notation, at the option of the Holder, the Trustee, in lieu of delivering a new Note or Notes as aforesaid, may make a notation on such Note of the payment of the redeemed portion thereof.

8.	Unless the Issuers default in making such redemption payment, interest on the redeemed portion of the Notes will cease to accrue on and after the Redemption Date. The only remaining right of the Holders thereof shall be to receive payment of the Redemption Price.

9.	The Notes are being partially redeemed pursuant to Section 10.09 of the Indenture.

10.	No representation is made as to the correctness or accuracy of the CUSIP number listed in this Notice of Partial Redemption or printed on the Notes.

The method chosen for the delivery of the Notes is at the option and risk of the Holder. If delivery is by mail, use of registered or certified mail, properly insured, is suggested. Notes held through DTC should be surrendered for partial redemption in accordance with DTC’s procedures therefor. If payment is requested to be made to other than the registered holder, a written instrument of transfer duly executed by the registered holder must accompany the Notes.

UNDER U.S. FEDERAL BACKUP WITHHOLDING PROVISIONS, THE PAYING AGENT WILL BE REQUIRED TO WITHHOLD TWENTY-EIGHT PERCENT (28%) OF ANY GROSS PAYMENT TO A HOLDER WHO FAILS TO PROVIDE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER (EMPLOYER IDENTIFICATION NUMBER OR SOCIAL SECURITY NUMBER), UNLESS SUCH HOLDER OTHERWISE ESTABLISHES ELIGIBILITY FOR AN EXEMPTION FROM SUCH WITHHOLDING. PLEASE COMPLETE A FORM W–9 (OR THE APPLICABLE FORM W-8 IF YOU ARE A NON-U.S. PERSON) AND SEND IT TO THE PAYING AGENT IN CONNECTION WITH THE REDEMPTION.

SUBURBAN PROPANE PARTNERS, L.P.

SUBURBAN ENERGY FINANCE CORP.

Dated June 27, 2013

The CUSIP number has been assigned to this issue by the CUSIP Service Bureau of Standard and Poor’s Corporation and is included solely for the convenience of the holders of the Notes. No representation is being made as to the correctness or accuracy of the CUSIP number either as printed on the Notes or as contained herein and the holder may rely only on the identification numbers printed on its Note.